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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8, File No. 333-69235.


                                             ARTHUR ANDERSEN LLP



Dallas, Texas
September 27, 2000